EXHIBIT 1(r)

                             ARTICLES SUPPLEMENTARY
                        To the Articles of Incorporation
                              The PBHG Funds, Inc.

         The PBHG Funds, Inc., a Maryland corporation (the "Corporation"), having its principal office in the City of Baltimore, certifies that:

         First: The Corporation's Board of Directors in accordance with Section 2-105(a) of the Maryland General Corporation Law and Article V Section
         5.4 of the Articles of Incorporation, has adopted a resolution adding one new series of shares as the PBHG Small Cap Value Fund. All such series of shares have the same voting powers, preferences, other rights, qualifications, restrictions, limitations and terms and conditions of redemption, as currently set forth in Article V Section
         5.5 of the Articles of Incorporation.

         Second: The Corporation's Board of Directors, in accordance with
         Section 2-208.1 of the Maryland General Corporation Law and Article V
         Section 5.1 of the Articles of Incorporation, has adopted a resolution increasing from Eight Billion Eight Hundred Million (8,800,000,000), to Nine Billion Two Hundred Million (9,200,000,000), and a par value of One Tenth of One Cent ($.001) per share, the aggregate number of shares of Common Stock that the Corporation is authorized to issue.

         Third: The Corporation's Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law and Article V Section
         5.4 of the Articles of Incorporation has adopted a resolution classifying and redesignating the Corporation's Nine Billion Two Hundred Million (9,200,000,000) shares of Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of Nine Million Two Hundred Thousand Dollars ($9,200,000), as set forth below. Immediately prior to the classification, the Eight Billion Eight Hundred Million (8,800,000,000) shares of the Corporation's Common Stock, par value one tenth of one cent ($.001) per share, having an aggregate par value of Eight Billion Eight Hundred Thousand Dollars ($8,800,000) all of which previously classified shares of the Corporation's Common Stock were designated as follows:


                              Designation              Number of Shares

PBHG Growth Fund PBHG Class Shares                      400 million
PBHG Emerging Growth Fund PBHG Class Shares             400 million
PBHG International Fund PBHG Class Shares               200 million
PBHG Cash Reserves Fund PBHG Class Shares               1 billion, 800 million
PBHG Select Equity Fund PBHG Class Shares               200 million
PBHG Large Cap Growth Fund PBHG Class Shares            200 million
PBHG Technology & Communications Fund                   200 million
 PBHG Class Shares

                              Designation              Number of Shares


PBHG Core Growth Fund PBHG Class Shares                  200 million
PBHG Limited Fund PBHG Class Shares                      200 million
PBHG Large Cap 20 Fund PBHG Class Shares                 200 million
PBHG Large Cap Value Fund PBHG Class Shares              200 million
PBHG Mid-Cap Value Fund PBHG Class Shares                200 million
PBHG Strategic Small Company Fund                        200 million
  PBHG Class Shares
PBHG Growth Fund Trust Class Shares                      200 million
PBHG Emerging Growth Fund Trust Class Shares             200 million
PBHG International Fund Trust Class Shares               200 million
PBHG Cash Reserves Fund Trust Class Shares               1 billion, 800 million
PBHG Select Equity Fund Trust Class Shares               200 million
PBHG Large Cap Growth Fund Trust Class Shares            200 million
PBHG Technology & Communications Fund                    200 million
  Trust Class Shares
PBHG Core Growth Fund Trust Class Shares                 200 million
PBHG Limited Fund Trust Class Shares                     200 million
PBHG Large Cap 20 Fund Trust Class Shares                200 million
PBHG Large Cap Value Fund Trust Class Shares             200 million
PBHG Mid-Cap Value Fund Trust Class Shares               200 million
PBHG Strategic Small Company Fund                        200 million
  Trust Class Shares



The Nine Billion Two Hundred Million (9,200,000,000) shares of the Corporation's Common Stock are classified and designated as follows:


                              Designation              Number of Shares

PBHG Growth Fund PBHG Class Shares                       400 million
PBHG Emerging Growth Fund PBHG Class Shares              400 million
PBHG International Fund PBHG Class Shares                200 million
PBHG Cash Reserves Fund PBHG Class Shares                1 billion, 8 million
PBHG Select Equity Fund PBHG Class Shares                200 million
PBHG Large Cap Growth Fund PBHG Class Shares             200 million
PBHG Technology & Communications Fund                    200 million
  PBHG Class Shares
PBHG Core Growth Fund PBHG Class Shares                  200 million
PBHG Limited Fund PBHG Class Shares                      200 million
PBHG Large Cap 20 Fund PBHG Class Shares                 200 million
PBHG Large Cap Value Fund PBHG Class Shares              200 million
PBHG Mid-Cap Value Fund PBHG Class Shares                200 million

                              Designation              Number of Shares


PBHG Strategic Small Company Fund                       200 million
  PBHG Class Shares
PBHG Small Cap Value Fund PBHG Class Shares             200 million
PBHG Growth Fund Trust Class Shares                     200 million
PBHG Emerging Growth Fund Trust Class Shares            200 million
PBHG International Fund Trust Class Shares              200 million
PBHG Cash Reserves Fund Trust Class Shares              1 billion, 800 million
PBHG Select Equity Fund Trust Class Shares              200 million
PBHG Large Cap Growth Fund Trust Class Shares           200 million
PBHG Technology & Communications Fund                   200 million
  Trust Class Shares
PBHG Core Growth Fund Trust Class Shares                200 million
PBHG Limited Fund Trust Class Shares                    200 million
PBHG Large Cap 20 Fund Trust Class Shares               200 million
PBHG Large Cap Value Fund Trust Class Shares            200 million
PBHG Mid-Cap Value Fund Trust Class Shares              200 million
PBHG Strategic Small Company Fund                       200 million
  Trust Class Shares
PBHG Small Cap Value Fund                               200 million
  Trust Class Shares



Fourth: The Corporation's Board of Directors in accordance with Section 2-210 of the Maryland General Corporation Law and Article V Section 5.2 of the Articles of Incorporation, has adopted a resolution approving the specimen stock certificate for PBHG Small Cap Value Fund.

Fifth: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

         IN WITNESS WHEREOF, The PBHG Funds, Inc. has caused these Articles Supplementary to be executed by one of its Vice Presidents and its corporate seal to be affixed and attested by its Secretary on this 31st day of January, 1997.

[CORPORATE SEAL]


                                    The PBHG Funds, Inc.




                                    By:
                                        ----------------------
                                        Brian Bereznak
                                        Vice President


Attest:
        -----------------------------
        Jane A. Kanter
        Secretary

         The undersigned, Vice President of THE PBHG FUNDS, INC., who executed on behalf of said Corporation the foregoing Articles Supplementary to the Articles of Incorporation of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles Supplementary to the Articles of Incorporation to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.





                                    --------------------
                                    Brian Bereznak
                                    Vice President

Dated:  January 31, 1997